Exhibit 99.2

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended					Year Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2006	2006	2006	2006	2005	2006	2005
PROFITABILITY
Net income	$1,058	$748	$767	$985	$865	$3,558	$3,432
Net interest income	1,998	1,947	2,060	2,117	2,241	8,121	8,218
Noninterest income	1,592	1,570	1,578	1,638	1,526	6,377	5,097
Noninterest expense	2,257	2,184	2,229	2,138	2,214	8,807	7,620

Diluted earnings per common share:
Income from continuing operations	$0.66	$0.76	$0.78	$0.97	$0.84	$3.18	$3.69
Income from discontinued operations	0.44	0.01	0.01	0.01	0.01	0.46	0.04
Net income	1.10	0.77	0.79	0.98	0.85	3.64	3.73

Diluted weighted average number of common shares outstanding
(in thousands)	955,817	967,376	975,504	1,003,460	1,011,395	975,406	919,238
Net interest margin	2.58%	2.53%	2.65%	2.75%	2.88%	2.60%	2.79%
Dividends declared per common share	0.53	0.52	0.51	0.50	0.49	2.06	1.90
Book value per common share (period end)(1)	28.21	27.65	27.31	27.10	27.61	28.21	27.61
Return on average assets(2)	1.20%	0.86%	0.88%	1.15%	0.99%	1.02%	1.05%
Return on average common equity(2)	16.03	11.47	11.82	14.69	12.85	13.52	14.91
Efficiency ratio(3)(4)	62.87	62.09	61.27	56.95	58.75	60.75	57.23

ASSET QUALITY (period end)
Nonperforming assets(5) to total assets	0.80%	0.69%	0.62%	0.59%	0.57%	0.80%	0.57%
Allowance as a percentage of total loans held in portfolio	0.72	0.64	0.68	0.68	0.74	0.72	0.74

CREDIT PERFORMANCE
Provision for loan and lease losses	$344	$166	$224	$82	$217	$816	$316
Net charge-offs	136	154	116	105	137	510	244

CAPITAL ADEQUACY (period end)
Capital Ratios at WMI-consolidated level:
Tangible equity to total tangible assets(6)	6.04%	5.86%	5.84%	5.75%	5.62%	6.04%	5.62%
Estimated total risk-based capital to total risk-weighted assets(7)	11.78	11.10	11.26	10.77	10.80	11.78	10.80
Capital Ratios at WMB-bank only level
(well-capitalized minimum)(8):
Tier 1 capital to adjusted total assets (5.00%)	6.80	6.47	6.33	6.76	6.47	6.80	6.47
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	8.26	8.12	8.13	8.92	8.49	8.26	8.49
Total risk-based capital to total risk-weighted assets (10.00%)	12.19	11.30	11.39	11.82	11.50	12.19	11.50

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$239,265	$242,165	$242,334	$232,505	$227,568	$239,094	$215,434
Total interest-earning assets(3)	314,784	312,827	313,239	307,777	314,490	312,178	294,829
Total assets	353,056	349,542	348,664	343,660	349,172	348,758	326,233
Total deposits	214,801	208,912	200,252	191,034	196,799	203,829	186,023
Total stockholders' equity	26,700	26,147	25,958	26,825	26,949	26,406	23,024
Period-end balance sheet:
Total loans held in portfolio, net of allowance for loan
and lease losses	223,330	240,215	241,840	238,362	227,937	223,330	227,937
Total assets	346,288	348,877	350,884	348,401	343,573	346,288	343,573
Total deposits	213,956	210,882	204,558	200,002	193,167	213,956	193,167
Total stockholders' equity	26,969	26,458	26,131	25,819	27,279	26,969	27,279
Common shares outstanding at the end of period (in thousands)(9)	944,479	945,098	962,880	958,819	993,914	944,479	993,914
Employees at end of period	49,824	51,056	56,247	60,381	60,798	49,824	60,798

____________________
(1)	Excludes six million shares held in escrow for all periods reported.
(2)	Includes income from continuing and discontinued operations.
(3)	Based on continuing operations.
(4)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(5)	Excludes nonaccrual loans held for sale.
(6)
Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets (except MSR) and transition adjustments related to the adoption of FASB Statement No. 158, Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans, as of December 31, 2006. Minority interests of $2.45 billion for December 31, 2006, $1.96 billion for September 30, 2006 and June 30, 2006 and $1.97 billion for March 31, 2006 are included in the numerator.

(7)	The total risk-based capital ratio is estimated as if Washington Mutual, Inc. were a bank holding company subject to Federal Reserve Board capital requirements.
(8)	Capital ratios for Washington Mutual Bank ("WMB") at December 31, 2006 are preliminary.
(9)	Includes six million shares held in escrow for all periods reported.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Interest Income
Loans held for sale	$520	$439	$398	$466	$676
Loans held in portfolio	4,048	4,008	3,884	3,576	3,431
Available-for-sale securities	392	379	368	322	303
Trading assets	102	140	165	198	185
Other interest and dividend income	148	139	120	95	73
Total interest income	5,210	5,105	4,935	4,657	4,668
Interest Expense
Deposits	1,843	1,739	1,461	1,221	1,184
Borrowings	1,369	1,419	1,414	1,319	1,243
Total interest expense	3,212	3,158	2,875	2,540	2,427
Net interest income	1,998	1,947	2,060	2,117	2,241
Provision for loan and lease losses	344	166	224	82	217
Net interest income after provision for loan and lease losses	1,654	1,781	1,836	2,035	2,024
Noninterest Income
Revenue from sales and servicing of home mortgage loans	164	118	222	263	418
Revenue from sales and servicing of consumer loans	372	355	424	376	409
Depositor and other retail banking fees	692	655	641	578	586
Credit card fees	182	165	152	138	139
Securities fees and commissions	54	52	56	52	47
Insurance income	30	31	33	33	37
Trading assets income (loss)	(81)	68	(129)	(13)	(273)
Gain (loss) from sales of other available-for-sale securities	(1)	(1)	-	(7)	46
Other income	180	127	179	218	117
Total noninterest income	1,592	1,570	1,578	1,638	1,526
Noninterest Expense
Compensation and benefits(1)	945	939	1,021	1,032	1,028
Occupancy and equipment	476	408	435	391	399
Telecommunications and outsourced information services	133	142	145	134	139
Depositor and other retail banking losses	64	57	51	56	60
Advertising and promotion	107	124	117	95	109
Professional fees	89	57	45	36	62
Other expense	443	457	415	394	417
Total noninterest expense	2,257	2,184	2,229	2,138	2,214
Minority interest expense	34	34	37	-	-
Income from continuing operations before income taxes	955	1,133	1,148	1,535	1,336
Income taxes	315	394	389	559	479
Income from continuing operations, net of taxes	640	739	759	976	857
Discontinued Operations(2)
Income from discontinued operations before income taxes	2	14	12	15	12
Gain on disposition of discontinued operations	667	-	-	-	-
Income taxes	251	5	4	6	4
Income from discontinued operations, net of taxes	418	9	8	9	8
Net Income	$1,058	$748	$767	$985	$865
Net Income Available to Common Stockholders	$1,050	$748	$767	$985	$865

Basic Earnings Per Common Share:
Income from continuing operations	$0.68	$0.78	$0.80	$1.00	$0.87
Income from discontinued operations	0.45	0.01	0.01	0.01	0.01
Net income	1.13	0.79	0.81	1.01	0.88

Diluted Earnings Per Common Share:
Income from continuing operations	$0.66	$0.76	$0.78	$0.97	$0.84
Income from discontinued operations	0.44	0.01	0.01	0.01	0.01
Net income	1.10	0.77	0.79	0.98	0.85

Dividends declared per common share	0.53	0.52	0.51	0.50	0.49
Basic weighted average number of common shares outstanding (in thousands)	931,484	941,898	947,023	973,614	980,084
Diluted weighted average number of common shares outstanding (in thousands)	955,817	967,376	975,504	1,003,460	1,011,395

____________________
(1)
As of January 1, 2006, the Company applied Statement of Financial Accounting Standards ("Statement") No. 123R, Share-Based Payment. Statement No. 123R requires an entity that previously had a policy of recognizing the effect of forfeitures as they occurred to estimate the number of outstanding instruments for which the requisite service is not expected to be rendered. The effect of this change in accounting principle amounted to $25 million and has been reflected as a decrease to compensation and benefits expense in the first quarter of 2006.

(2)	Represents WM Advisors, Inc., the Company's retail mutual fund management business, which was sold in the fourth quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Year Ended
	Dec. 31,	Dec. 31,
	2006	2005
Interest Income
Loans held for sale	$1,824	$2,394
Loans held in portfolio	15,516	11,827
Available-for-sale securities	1,460	998
Trading assets	606	469
Other interest and dividend income	501	232
Total interest income	19,907	15,920
Interest Expense
Deposits	6,263	3,728
Borrowings	5,523	3,974
Total interest expense	11,786	7,702
Net interest income	8,121	8,218
Provision for loan and lease losses	816	316
Net interest income after provision for loan and lease losses	7,305	7,902
Noninterest Income
Revenue from sales and servicing of home mortgage loans	768	2,017
Revenue from sales and servicing of consumer loans	1,527	413
Depositor and other retail banking fees	2,567	2,193
Credit card fees	637	139
Securities fees and commissions	215	189
Insurance income	127	172
Trading assets loss	(154)	(257)
Loss from sales of other available-for-sale securities	(9)	(84)
Other income	699	315
Total noninterest income	6,377	5,097
Noninterest Expense
Compensation and benefits(1)	3,937	3,701
Occupancy and equipment	1,711	1,520
Telecommunications and outsourced information services	554	449
Depositor and other retail banking losses	229	226
Advertising and promotion	443	315
Professional fees	227	181
Other expense	1,706	1,228
Total noninterest expense	8,807	7,620
Minority interest expense	105	-
Income from continuing operations before income taxes	4,770	5,379
Income taxes	1,656	1,985
Income from continuing operations, net of taxes	3,114	3,394
Discontinued Operations(2)
Income from discontinued operations before income taxes	42	58
Gain on disposition of discontinued operations	667	-
Income taxes	265	20
Income from discontinued operations, net of taxes	444	38
Net Income	$3,558	$3,432
Net Income Available to Common Stockholders	$3,550	$3,432

Basic Earnings Per Common Share:
Income from continuing operations	$3.27	$3.80
Income from discontinued operations	0.47	0.04
Net income	3.74	3.84

Diluted Earnings Per Common Share:
Income from continuing operations	$3.18	$3.69
Income from discontinued operations	0.46	0.04
Net income	3.64	3.73

Dividends declared per common share	2.06	1.90
Basic weighted average number of common shares outstanding (in thousands)	948,371	894,434
Diluted weighted average number of common shares outstanding (in thousands)	975,406	919,238

____________________
(1)
As of January 1, 2006, the Company applied Statement of Financial Accounting Standards ("Statement") No. 123R, Share-Based Payment. Statement No. 123R requires an entity that previously had a policy of recognizing the effect of forfeitures as they occurred to estimate the number of outstanding instruments for which the requisite service is not expected to be rendered. The effect of this change in accounting principle amounted to $25 million and has been reflected as a decrease to compensation and benefits expense in the first quarter of 2006.

(2)	Represents WM Advisors, Inc., the Company's retail mutual fund management business, which was sold in the fourth quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions)
(unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Assets
Cash and cash equivalents	$6,948	$6,649	$6,675	$5,868	$6,214
Federal funds sold and securities purchased under agreements to resell	3,743	5,102	4,112	3,995	2,137
Trading assets	4,434	5,391	7,445	9,958	10,999
Available-for-sale securities, total amortized cost of $25,073, $29,136,
$28,504, $27,424, and $24,810:
Mortgage-backed securities	18,063	22,353	21,438	21,388	20,648
Investment securities	6,915	6,664	6,358	5,586	4,011
Total available-for-sale securities	24,978	29,017	27,796	26,974	24,659
Loans held for sale	44,970	23,720	23,342	25,020	33,582
Loans held in portfolio	224,960	241,765	243,503	240,004	229,632
Allowance for loan and lease losses	(1,630)	(1,550)	(1,663)	(1,642)	(1,695)
Total loans held in portfolio, net of allowance for loan and lease losses	223,330	240,215	241,840	238,362	227,937
Investment in Federal Home Loan Banks	2,705	3,013	3,500	4,200	4,257
Mortgage servicing rights	6,193	6,288	9,162	8,736	8,041
Goodwill	9,050	8,368	8,339	8,298	8,298
Other assets	19,937	21,114	18,673	16,990	17,449
Total assets	$346,288	$348,877	$350,884	$348,401	$343,573
Liabilities
Deposits:
Noninterest-bearing deposits	$33,386	$34,667	$35,457	$36,531	$34,014
Interest-bearing deposits	180,570	176,215	169,101	163,471	159,153
Total deposits	213,956	210,882	204,558	200,002	193,167
Federal funds purchased and commercial paper	4,778	5,282	6,138	6,841	7,081
Securities sold under agreements to repurchase	11,953	13,665	19,866	15,471	15,532
Advances from Federal Home Loan Banks	44,297	47,247	55,311	65,283	68,771
Other borrowings	32,852	33,883	27,995	24,872	23,777
Other liabilities	9,035	9,501	8,926	8,140	7,951
Minority interests(1)	2,448	1,959	1,959	1,973	15
Total liabilities	319,319	322,419	324,753	322,582	316,294
Stockholders' equity	26,969	26,458	26,131	25,819	27,279
Total liabilities and stockholders' equity	$346,288	$348,877	$350,884	$348,401	$343,573

(1)	Primarily comprises perpetual non-cumulative preferred securities issued in 2006 by Washington Mutual Preferred Funding, LLC, an indirect subsidiary of Washington Mutual, Inc.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Stockholders' Equity Rollforward
Balance, beginning of period	$26,458	$26,131	$25,819	$27,279	$22,259
Net income	1,058	748	767	985	865
Cumulative effect from the adoption of Statement No. 156, net of income taxes(1)	-	-	-	35	-
Other comprehensive income (loss), net of income taxes	(107)	419	(151)	(219)	(91)
Cash dividends declared on common stock	(496)	(497)	(486)	(499)	(480)
Cash dividends declared on preferred stock	(8)	-	-	-	-
Common stock repurchased and retired	-	(930)	-	(2,108)	(723)
Common stock issued for acquisition	-	-	-	-	5,030
Common stock issued	64	95	182	346	419
Preferred stock issued	-	492	-	-	-
Balance, end of period	$26,969	$26,458	$26,131	$25,819	$27,279

(1)
As of January 1, 2006, the Company prospectively applied Statement of Financial Accounting Standards ("Statement") No. 156, Accounting for Servicing of Financial Assets. Statement No. 156 permits an entity to choose either to continue the practice of amortizing servicing assets and assess such assets for impairment, or to report servicing assets at fair value. The Company has elected to report its mortgage servicing assets at fair value. Statement No. 156 also permits the one-time transfer of available-for-sale securities being utilized as MSR risk management instruments to trading securities. The cumulative effects, net of income taxes, resulted in a $29 million increase to January 1, 2006 retained earnings from the MSR fair value election and a $6 million increase to January 1, 2006 accumulated other comprehensive income from the transfer of AFS securities, designated as MSR risk management instruments, to the trading portfolio.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Year Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2006	2006	2006	2006	2005	2006	2005
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,239	$1,260	$1,324	$1,348	$1,278	$5,171	$4,890
Provision for loan and lease losses	47	53	13	54	26	167	118
Noninterest income	774	738	735	672	730	2,919	2,580
Inter-segment revenue	17	17	16	13	8	63	42
Noninterest expense	1,103	1,079	1,109	1,089	1,100	4,380	4,187
Income from continuing operations before income taxes	880	883	953	890	890	3,606	3,207
Income taxes	336	337	365	340	337	1,378	1,213
Income from continuing operations, net of taxes	544	546	588	550	553	2,228	1,994
Income from discontinued operations, net of taxes	12	9	8	9	8	38	38
Net income	$556	$555	$596	$559	$561	$2,266	$2,032
Performance and other data:
Efficiency ratio	54.33%	53.57%	53.44%	53.57%	54.56%	53.72%	55.73%
Average loans	$172,031	$180,839	$182,972	$174,035	$166,810	$177,473	$163,561
Average assets	182,260	191,299	193,330	184,336	177,317	187,810	173,803
Average deposits:
Checking deposits:
Noninterest bearing	21,873	21,440	21,418	20,346	19,953	21,274	18,948
Interest bearing	33,010	34,792	37,518	40,343	43,192	36,391	46,400
Total checking deposits	54,883	56,232	58,936	60,689	63,145	57,665	65,348
Savings and money market deposits	41,442	38,317	38,143	37,433	36,594	38,843	35,772
Time deposits	47,188	45,405	41,724	40,940	40,473	43,836	35,774
Average total deposits	143,513	139,954	138,803	139,062	140,212	140,344	136,894
Loan volume	7,966	9,006	10,488	7,255	11,563	34,715	46,951
Employees at end of period	27,957	28,319	31,709	33,124	33,104	27,957	33,104
CARD SERVICES GROUP
Managed basis(1)
Condensed income statement:
Net interest income	$664	$633	$615	$619	$645	$2,530	$645
Provision for loan and lease losses	555	345	417	330	454	1,647	454
Noninterest income	451	343	389	344	352	1,528	352
Inter-segment expense	2	2	1	-	-	5	-
Noninterest expense	316	294	293	298	268	1,201	268
Income before income taxes	242	335	293	335	275	1,205	275
Income taxes	93	128	112	128	103	460	103
Net income	$149	$207	$181	$207	$172	$745	$172
Performance and other data:
Efficiency ratio	28.41%	30.16%	29.19%	30.95%	26.86%	29.62%	26.86%
Average loans	$22,875	$21,706	$20,474	$20,086	$19,472	$21,294	$4,908
Average assets	25,472	24,236	23,044	22,764	22,198	23,888	5,595
Employees at end of period	2,676	2,731	2,597	2,871	3,124	2,676	3,124
Securitization adjustments
Condensed income statement:
Net interest income	$(437)	$(411)	$(405)	$(432)	$(409)	$(1,686)	$(409)
Provision for loan and lease losses	(280)	(220)	(217)	(225)	(259)	(943)	(259)
Noninterest income	157	191	188	207	150	743	150
Performance and other data:
Average loans	(12,811)	(12,169)	(11,565)	(12,107)	(11,011)	(12,165)	(2,775)
Average assets	(11,035)	(10,330)	(9,753)	(10,219)	(9,267)	(10,337)	(2,336)
Adjusted basis
Condensed income statement:
Net interest income	$227	$222	$210	$187	$236	$844	$236
Provision for loan and lease losses	275	125	200	105	195	704	195
Noninterest income	608	534	577	551	502	2,271	502
Inter-segment expense	2	2	1	-	-	5	-
Noninterest expense	316	294	293	298	268	1,201	268
Income before income taxes	242	335	293	335	275	1,205	275
Income taxes	93	128	112	128	103	460	103
Net income	$149	$207	$181	$207	$172	$745	$172
Performance and other data:
Average loans	$10,064	$9,537	$8,909	$7,979	$8,461	$9,129	$2,133
Average assets	14,437	13,906	13,291	12,545	12,931	13,551	3,259
COMMERCIAL GROUP(2)
Condensed income statement:
Net interest income	$189	$159	$166	$163	$183	$677	$731
Provision (reversal of reserve) for loan and lease losses	(69)	(2)	(10)	-	9	(81)	(26)
Noninterest income	40	25	17	12	109	94	195
Noninterest expense	72	60	57	67	66	255	240
Income before income taxes	226	126	136	108	217	597	712
Income taxes	86	48	52	41	82	229	269
Net income	$140	$78	$84	$67	$135	$368	$443
Performance and other data:
Efficiency ratio	31.49%	32.21%	31.28%	38.47%	22.45%	33.20%	25.89%
Average loans	$37,552	$32,414	$31,505	$31,011	$30,928	$33,137	$30,154
Average assets	40,216	34,560	33,709	33,334	34,065	35,471	33,197
Average deposits	3,609	2,323	2,242	2,259	2,428	2,611	2,592
Loan volume	4,019	3,104	2,961	2,769	2,932	12,854	11,231
Employees at end of period	1,409	1,242	1,252	1,326	1,319	1,409	1,319

(This table is continued on "WM-7".)

__________________________
(1)	The managed basis presentation treats securitized and sold credit card receivables as if they were still on the balance sheet. The Company uses this basis in assessing the overall performance of this operating segment. Under this presentation, loans securitized and sold are added back to the balance sheet and the related interest, fee income and credit losses are added back to the income statement. These securitization adjustments are eliminated in the reconciliation of management accounting methodologies to the Company's GAAP financial results.
(2)	Effective January 1, 2006, the Company reorganized its single family residential mortgage lending operations. This reorganization combined the Company's subprime mortgage origination business, Long Beach Mortgage, as well as its Mortgage Banker Finance lending operations with the Home Loans Group. Previously, these operations were reported within the Commercial Group. This change in organization was retrospectively applied to prior periods.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Year Ended
(This table is continued from "WM-6".)	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2006	2006	2006	2006	2005	2006	2005
HOME LOANS GROUP(1)
Condensed income statement:
Net interest income	$273	$275	$289	$337	$473	$1,174	$1,985
Provision for loan and lease losses	47	84	38	21	22	189	110
Noninterest income	126	314	458	399	327	1,297	2,426
Inter-segment expense	15	15	15	13	8	58	42
Noninterest expense	534	529	618	622	678	2,302	2,608
Income (loss) before income taxes	(197)	(39)	76	80	92	(78)	1,651
Income taxes (benefit)	(75)	(15)	30	31	35	(30)	622
Net income (loss)	$(122)	$(24)	$46	$49	$57	$(48)	$1,029
Performance and other data:
Efficiency ratio	139.14%	92.14%	84.34%	85.97%	85.56%	95.38%	59.69%
Average loans	$51,046	$45,397	$43,907	$49,730	$68,082	$47,518	$64,919
Average assets	71,511	70,556	70,875	77,977	94,693	72,706	87,252
Average deposits	19,788	20,659	20,124	16,530	19,134	19,288	19,317
Loan volume	34,897	37,200	41,364	44,998	48,701	158,458	202,697
Employees at end of period	12,993	13,907	15,530	17,616	17,726	12,993	17,726
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(64)	$(106)	$(60)	$(44)	$(50)	$(275)	$(97)
Provision (reversal of reserve) for loan and lease losses	(2)	1	(3)	(1)	-	(4)	4
Noninterest income (expense)	142	75	(88)	150	(14)	280	(172)
Noninterest expense	232	222	152	62	102	669	317
Minority interest expense	34	34	37	-	-	105	-
Income (loss) from continuing operations before income taxes	(186)	(288)	(334)	45	(166)	(765)	(590)
Income tax benefit	86	121	133	1	70	342	263
Income (loss) from continuing operations, net of taxes	(100)	(167)	(201)	46	(96)	(423)	(327)
Income from discontinued operations, net of taxes	406	-	-	-	-	406	-
Net income (loss)	$306	$(167)	$(201)	$46	$(96)	$(17)	$(327)
Performance and other data:
Average loans	$1,294	$1,245	$1,178	$1,142	$1,148	$1,215	$1,087
Average assets	46,414	41,041	39,355	37,414	32,142	41,080	30,723
Average deposits	47,891	45,976	39,083	33,183	35,025	41,586	27,220
Loan volume	144	58	82	24	96	308	278
Employees at end of period	4,789	4,857	5,159	5,444	5,525	4,789	5,525

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(2)	$134	$137	$131	$126	$121	$530	$473
Provision (reversal of reserve) for loan and lease losses(3)	46	(95)	(14)	(97)	(35)	(159)	(85)
Noninterest income (expense)(4)	(98)	(116)	(121)	(146)	(128)	(484)	(434)
Income (loss) before income taxes	(10)	116	24	77	28	205	124
Income taxes (benefit)(5)	(39)	17	(37)	20	(8)	(39)	41
Net income	$29	$99	$61	$57	$36	$244	$83
Performance and other data:
Average loans(6)	$(1,573)	$(1,600)	$(1,601)	$(1,571)	$(1,555)	$(1,587)	$(1,573)
Average assets(6)	(1,782)	(1,820)	(1,896)	(1,946)	(1,976)	(1,860)	(2,001)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$1,998	$1,947	$2,060	$2,117	$2,241	$8,121	$8,218
Provision for loan and lease losses	344	166	224	82	217	816	316
Noninterest income	1,592	1,570	1,578	1,638	1,526	6,377	5,097
Noninterest expense	2,257	2,184	2,229	2,138	2,214	8,807	7,620
Minority interest expense	34	34	37	-	-	105	-
Income from continuing operations before income taxes	955	1,133	1,148	1,535	1,336	4,770	5,379
Income taxes	315	394	389	559	479	1,656	1,985
Income from continuing operations, net of taxes	640	739	759	976	857	3,114	3,394
Income from discontinued operations, net of taxes	418	9	8	9	8	444	38
Net income	$1,058	$748	$767	$985	$865	$3,558	$3,432
Performance and other data:
Efficiency ratio	62.87%	62.09%	61.27%	56.95%	58.75%	60.75%	57.23%
Average loans	$270,414	$267,832	$266,870	$262,326	$273,874	$266,885	$260,281
Average assets	353,056	349,542	348,664	343,660	349,172	348,758	326,233
Average deposits	214,801	208,912	200,252	191,034	196,799	203,829	186,023
Loan volume	47,026	49,368	54,895	55,046	63,292	206,335	261,157
Employees at end of period	49,824	51,056	56,247	60,381	60,798	49,824	60,798

__________________________
(1)	See note 2 on preceding table.
(2)
Represents the difference between home loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income. For management reporting purposes, loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group. Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group reflects this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(3)	Represents the difference between the provision calculated using management accounting methodologies and those used in the Company's consolidated financial statements.
(4)
Represents the difference between gain from mortgage loans recorded by the Home Loans Group and the gain from mortgage loans recognized in the Company's Consolidated Statements of Income. A substantial amount of loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(5)	Represents the tax effect of reconciling adjustments.
(6)	Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized from the transfer of portfolio loans from the Home Loans Group.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31, 2006			Sept. 30, 2006			Dec. 31, 2005
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under
agreements to resell	$5,597	5.33%	$76	$5,085	5.38%	$70	$2,380	4.01%	$24
Trading assets	4,855	8.39	102	6,264	8.92	140	10,330	7.13	185
Available-for-sale securities(1):
Mortgage-backed securities	21,661	5.58	302	21,488	5.41	291	19,135	5.25	252
Investment securities	6,952	5.15	90	6,910	5.06	88	4,316	4.75	51
Loans held for sale	31,149	6.65	520	25,667	6.82	439	46,306	5.82	676
Loans held in portfolio:
Loans secured by real estate:
Home loans(2)	114,645	6.04	1,729	123,355	5.94	1,830	111,126	5.30	1,472
Specialty mortgage finance(3)	19,196	6.68	321	19,632	6.19	304	22,430	6.06	340
Home equity loans and lines of credit	54,636	7.56	1,040	53,221	7.54	1,010	50,449	6.55	831
Home construction(4)	2,060	6.62	34	2,059	6.41	33	2,008	6.35	32
Multi-family	30,348	6.52	494	27,100	6.42	435	25,312	5.77	365
Other real estate	6,732	6.88	118	5,696	6.76	98	4,953	7.38	92
Total loans secured by real estate	227,617	6.55	3,736	231,063	6.41	3,710	216,278	5.78	3,132
Consumer:
Credit card	9,597	11.28	273	9,058	11.39	260	8,259	11.96	249
Other	280	12.54	9	284	12.57	9	654	10.79	18
Commercial	1,771	6.61	30	1,760	6.41	29	2,377	5.28	32
Total loans held in portfolio	239,265	6.75	4,048	242,165	6.60	4,008	227,568	6.02	3,431
Other	5,305	5.35	72	5,248	5.21	69	4,455	4.29	49
Total interest-earning assets(5)	314,784	6.60	5,210	312,827	6.51	5,105	314,490	5.92	4,668
Noninterest-earning assets:
Mortgage servicing rights	6,230			7,201			7,680
Goodwill	9,011			8,339			8,247
Other assets(6)	23,031			21,175			18,755
Total assets	$353,056			$349,542			$349,172
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$33,098	2.78	232	$34,866	2.90	255	$43,302	2.23	243
Savings and money market deposits	53,314	3.34	449	49,144	3.19	396	43,831	2.09	231
Time deposits	93,415	4.90	1,162	90,001	4.77	1,088	74,300	3.77	710
Total interest-bearing deposits	179,827	4.05	1,843	174,011	3.95	1,739	161,433	2.90	1,184
Federal funds purchased and commercial paper	6,781	5.40	93	7,382	5.31	99	8,236	4.07	85
Securities sold under agreements to repurchase	12,177	5.43	169	15,676	5.39	216	15,330	4.09	160
Advances from Federal Home Loan Banks	46,005	5.31	625	52,886	5.28	711	70,113	4.06	726
Other	34,420	5.54	482	27,815	5.59	393	24,715	4.38	272
Total interest-bearing liabilities	279,210	4.53	3,212	277,770	4.48	3,158	279,827	3.42	2,427
Noninterest-bearing sources:
Noninterest-bearing deposits	34,974			34,901			35,366
Other liabilities(7)	10,111			8,765			7,015
Minority interests	2,061			1,959			15
Stockholders' equity	26,700			26,147			26,949
Total liabilities and stockholders' equity	$353,056			$349,542			$349,172
Net interest spread and net interest income		2.07	$1,998		2.03	$1,947		2.50	$2,241
Impact of noninterest-bearing sources		0.51			0.50			0.38
Net interest margin		2.58			2.53			2.88

_______________________________
(1)	The average balance and yield are based on average amortized cost balances.
(2)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $333 million, $296 million and $133 million for the quarters ended December 31, 2006, September 30, 2006 and December 31, 2005.

(3)	Represents home loans purchased from dedicated subprime lenders and all loans originated by Long Beach Mortgage and held in its investment portfolio.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)	Nonaccrual assets and related income, if any, are included in their respective categories.
(6)	Includes assets of discontinued operations.
(7)	Includes liabilities of discontinued operations.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Year Ended
	Dec. 31, 2006			Dec. 31, 2005
			Interest			Interest
			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$4,718	5.20%	$245	$2,154	3.42%	$74
Trading assets	7,829	7.74	606	7,217	6.50	469
Available-for-sale securities(1):
Mortgage-backed securities	21,288	5.40	1,150	16,347	4.80	784
Investment securities	6,238	4.96	310	4,506	4.74	214
Loans held for sale	27,791	6.56	1,824	44,847	5.34	2,394
Loans held in portfolio:
Loans secured by real estate:
Home loans(2)	120,320	5.83	7,011	110,326	4.97	5,485
Specialty mortgage finance(3)	19,602	6.25	1,226	20,561	5.90	1,214
Home equity loans and lines of credit	52,865	7.34	3,882	47,909	6.01	2,878
Home construction(4)	2,061	6.46	133	2,074	6.22	129
Multi-family	27,386	6.28	1,721	24,070	5.41	1,303
Other real estate	5,797	6.93	402	5,091	7.11	362
Total loans secured by real estate	228,031	6.30	14,375	210,031	5.41	11,371
Consumer:
Credit card	8,733	11.19	977	2,082	11.96	249
Other	444	11.12	50	707	10.67	75
Commercial	1,886	6.06	114	2,614	5.04	132
Total loans held in portfolio	239,094	6.49	15,516	215,434	5.49	11,827
Other	5,220	4.90	256	4,324	3.65	158
Total interest-earning assets(5)	312,178	6.38	19,907	294,829	5.40	15,920
Noninterest-earning assets:
Mortgage servicing rights	7,667			6,597
Goodwill	8,489			6,712
Other assets(6)	20,424			18,095
Total assets	$348,758			$326,233
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$36,477	2.63	960	$46,524	1.95	906
Savings and money market deposits	48,866	2.96	1,446	42,555	1.76	750
Time deposits	84,106	4.59	3,857	62,175	3.33	2,072
Total interest-bearing deposits	169,449	3.70	6,263	151,254	2.46	3,728
Federal funds purchased and commercial paper	7,347	5.06	371	5,314	3.56	190
Securities sold under agreements to repurchase	15,257	5.12	781	15,365	3.40	523
Advances from Federal Home Loan Banks	56,619	4.99	2,828	68,713	3.46	2,377
Other	28,796	5.36	1,543	21,603	4.09	884
Total interest-bearing liabilities	277,468	4.25	11,786	262,249	2.94	7,702
Noninterest-bearing sources:
Noninterest-bearing deposits	34,380			34,769
Other liabilities(7)	8,865			6,177
Minority interests	1,639			14
Stockholders' equity	26,406			23,024
Total liabilities and stockholders' equity	$348,758			$326,233
Net interest spread and net interest income		2.13	$8,121		2.46	$8,218
Impact of noninterest-bearing sources		0.47			0.33
Net interest margin		2.60			2.79

_______________________________
(1)	The average balance and yield are based on average amortized cost balances.
(2)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $1.07 billion and $292 million for the years ended December 31, 2006 and December 31, 2005.

(3)	Represents home loans purchased from dedicated subprime lenders and all loans originated by Long Beach Mortgage and held in its investment portfolio.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)	Nonaccrual assets and related income, if any, are included in their respective categories.
(6)	Includes assets of discontinued operations.
(7)	Includes liabilities of discontinued operations.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Sept. 30, 2006	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	to Dec. 31, 2006	2006	2006	2006	2006	2005
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$372	$22,838	$22,466	$22,450	$22,378	$20,752
Interest bearing	(1,038)	32,723	33,761	35,958	39,289	42,253
Total checking deposits	(666)	55,561	56,227	58,408	61,667	63,005
Savings and money market deposits	2,462	41,943	39,481	37,664	38,197	36,664
Time deposits(1)	(540)	46,821	47,361	43,685	41,534	40,359
Total retail deposits	1,256	144,325	143,069	139,757	141,398	140,028
Commercial business and other deposits	(656)	15,175	15,831	15,625	14,559	11,459
Wholesale deposits	3,972	44,638	40,666	37,024	31,277	29,917
Custodial and escrow deposits(2)	(1,498)	9,818	11,316	12,152	12,768	11,763
Total deposits	$3,074	$213,956	$210,882	$204,558	$200,002	$193,167

(1)	Weighted average remaining maturity of time deposits was 9 months at December 31, 2006, 10 months at September 30, 2006, June 30, 2006 and March 31, 2006, and 11 months at December 31, 2005.
(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Retail Deposit Accounts (number of accounts)
Noninterest bearing checking	9,611,706	9,403,072	9,063,458	8,630,646	8,299,031
Interest bearing checking	1,503,365	1,532,215	1,564,396	1,593,018	1,584,476
Savings and money market	6,525,772	6,379,068	6,161,187	5,929,653	5,694,102
Total transaction accounts, end of period(1)	17,640,843	17,314,355	16,789,041	16,153,317	15,577,609

Net change in noninterest bearing checking accounts	208,634	339,614	432,812	331,615	181,111
Net change in checking accounts	179,784	307,433	404,190	340,157	203,190

(1)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Dec. 31,		Sept. 30,	June 30,		Mar. 31,	Dec. 31,
	2006		2006	2006		2006	2005
Retail Banking Stores
Stores, beginning of period	2,225		2,201	2,168		2,140	2,051
Stores opened during the quarter	81	(1)	25	35		29	97	(2)
Stores closed during the quarter	(81)		(1)	(2	)(2)	(1)	(8)
Stores, end of period	2,225		2,225	2,201		2,168	2,140

(1)	Includes 26 retail banking stores acquired through the merger with Commercial Capital Bancorp.
(2)	Includes two retail banking stores acquired through the merger with Providian Financial Corporation. These stores were not considered to be an integral component of Washington Mutual's retail banking franchise and were subsequently sold in April of 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$9,487	$11,601	$11,256	$8,777	$12,565
Other ARMs	13	42	1,859	2,943	1,222
Total short-term adjustable-rate loans	9,500	11,643	13,115	11,720	13,787
Medium-term adjustable-rate loans(2)	17,323	16,707	16,041	14,865	14,581
Fixed-rate loans	7,351	8,818	13,695	17,605	22,061
Total home loan volume	34,174	37,168	42,851	44,190	50,429
Home equity loans and lines of credit	8,098	8,498	8,251	7,306	9,118
Home construction(3)	298	269	421	493	479
Multi-family	2,977	2,186	2,230	2,034	2,595
Other real estate	1,182	983	787	716	419
Total loans secured by real estate	46,729	49,104	54,540	54,739	63,040
Consumer(4)	23	26	36	49	79
Commercial	274	238	319	258	173
Total loan volume	$47,026	$49,368	$54,895	$55,046	$63,292
Loan Volume by Channel
Retail	$24,426	$22,239	$23,709	$22,580	$27,676
Wholesale	16,002	14,964	14,798	16,722	17,190
Purchased	6,398	11,560	12,033	7,318	10,092
Correspondent	200	605	4,355	8,426	8,334
Total loan volume by channel	$47,026	$49,368	$54,895	$55,046	$63,292
Refinancing Activity(5)
Home loan refinancing	$22,261	$20,104	$26,667	$26,871	$30,727
Home equity loans and lines of credit and consumer	599	689	161	215	219
Home construction loans	283	254	379	393	381
Multi-family and other real estate	1,254	763	799	774	831
Total refinancing	$24,397	$21,810	$28,006	$28,253	$32,158

(1)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)	Excludes credit card loan volume.
(5)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Year Ended
	Dec. 31,	Dec. 31,
	2006	2005
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$41,122	$64,126
Other ARMs	4,856	3,800
Total short-term adjustable-rate loans	45,978	67,926
Medium-term adjustable-rate loans(2)	64,936	57,832
Fixed-rate loans	47,469	81,964
Total home loan volume	158,383	207,722
Home equity loans and lines of credit	32,153	39,721
Home construction(3)	1,481	1,352
Multi-family	9,428	9,755
Other real estate	3,668	1,599
Total loans secured by real estate	205,113	260,149
Consumer(4)	134	387
Commercial	1,088	621
Total loan volume	$206,335	$261,157
Loan Volume by Channel
Retail	$92,953	$116,425
Wholesale	62,486	74,229
Purchased	37,310	31,855
Correspondent	13,586	38,648
Total loan volume by channel	$206,335	$261,157
Refinancing Activity(5)
Home loan refinancing	$95,901	$119,918
Home equity loans and lines of credit and consumer	1,665	1,331
Home construction loans	1,310	1,094
Multi-family and other real estate	3,590	2,928
Total refinancing	$102,466	$125,271

(1)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)	Excludes credit card loan volume.
(5)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Sept. 30, 2006	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	to Dec. 31, 2006	2006	2006	2006	2006	2005
Loans by Product Type
Loans held in portfolio:
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$(3,585)	$63,557	$67,142	$69,224	$71,153	$71,201
Other ARMs	(1,284)	15,091	16,375	15,021	14,797	13,656
Total short-term adjustable-rate loans	(4,869)	78,648	83,517	84,245	85,950	84,857
Medium-term adjustable-rate loans(3)	(17,966)	29,774	47,740	52,032	49,391	41,511
Fixed-rate loans	(146)	9,782	9,928	9,424	8,660	8,922
Total home loans	(22,981)	118,204	141,185	145,701	144,001	135,290
Home equity loans and lines of credit	560	54,924	54,364	52,981	51,872	50,851
Home construction(4)	5	2,082	2,077	2,082	2,095	2,037
Multi-family	2,754	30,161	27,407	26,749	26,151	25,601
Other real estate	876	6,745	5,869	5,537	5,353	5,035
Total loans secured by real estate(5)	(18,786)	212,116	230,902	233,050	229,472	218,814
Consumer:
Credit card	2,054	10,861	8,807	8,451	7,906	8,043
Other	(5)	276	281	287	602	638
Commercial	(68)	1,707	1,775	1,715	2,024	2,137
Total loans held in portfolio(6)	(16,805)	224,960	241,765	243,503	240,004	229,632
Less: allowance for loan and lease losses	(80)	(1,630)	(1,550)	(1,663)	(1,642)	(1,695)
Total net loans held in portfolio	(16,885)	223,330	240,215	241,840	238,362	227,937
Loans held for sale(7)	21,250	44,970	23,720	23,342	25,020	33,582
Total net loans	$4,365	$268,300	$263,935	$265,182	$263,382	$261,519

(1)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2)
The total amount by which the unpaid principal balance of Option ARM loans exceeded their original principal amount was $852 million, $681 million, $474 million, $298 million, and $160 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005.

(3)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)
Includes home loans purchased from dedicated subprime lenders and all loans originated by Long Beach Mortgage and held in its investment portfolio. Balances of such loans were $18.79 billion, $20.12 billion, $20.53 billion, $20.25 billion and $21.16 billion at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005.

(6)
Includes net unamortized deferred loan origination costs of $1.48 billion, $1.61 billion, $1.62 billion, $1.61 billion, and $1.53 billion, at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005.

(7)
Fair value of loans held for sale was $45.06 billion, $23.80 billion, $23.35 billion, $25.03 billion, and $33.70 billion as of December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	Sept. 30, 2006	Dec. 31,	Coupon	Sept. 30,	Coupon	Dec. 31,	Coupon
	to Dec. 31, 2006	2006	Rate	2006	Rate	2005	Rate
Selected Loans Secured by Real Estate and MBS
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(3,585)	$63,557	7.44%	$67,142	7.13%	$71,201	5.88%
Other ARMs	(1,284)	15,091	7.17	16,375	7.01	13,656	6.43
Total short-term adjustable-rate loans	(4,869)	78,648	7.39	83,517	7.11	84,857	5.97
Fixed-rate loans	(146)	9,782	6.65	9,928	6.59	8,922	6.56
Total home loans held in portfolio	(22,981)	118,204	6.92	141,185	6.60	135,290	5.89
Home equity loans and lines of credit:
Short-term (Prime-based or treasury-based)(1)	(1,618)	34,213	8.40	35,831	8.40	37,112	7.26
Fixed-rate loans	2,178	20,711	7.45	18,533	7.16	13,739	6.56
Total home equity loans and lines of credit	560	54,924	8.04	54,364	7.98	50,851	7.07
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	197	9,164	7.18	8,967	6.95	9,529	5.74
Other ARMs	1,615	7,473	7.12	5,858	6.94	6,406	5.92
Total short-term adjustable-rate loans	1,812	16,637	7.15	14,825	6.95	15,935	5.81
Medium-term adjustable-rate loans(2)	851	11,757	5.68	10,906	5.59	8,118	5.29
Fixed-rate loans	91	1,767	6.44	1,676	6.45	1,548	6.59
Total multi-family loans held in portfolio	2,754	30,161	6.54	27,407	6.38	25,601	5.69
Total selected loans held in portfolio secured by real estate(3)	(19,667)	203,289	7.17	222,956	6.90	211,742	6.15
Loans held for sale(4)	21,337	44,724	6.32	23,387	6.64	32,928	6.15
Total selected loans secured by real estate	1,670	248,013	7.01	246,343	6.88	244,670	6.15
MBS(5):
Short-term adjustable-rate MBS(1)	(2,026)	6,056	5.68	8,082	5.55	7,965	4.88
Medium-term adjustable-rate MBS(2)	(2,844)	2,459	5.08	5,303	5.09	4,504	4.97
Fixed-rate MBS	580	9,548	5.27	8,968	5.31	8,179	5.11
Total MBS(6)	(4,290)	18,063	5.38	22,353	5.35	20,648	4.99
Total selected loans secured by real estate and MBS	$(2,620)	$266,076	6.90	$268,696	6.75	$265,318	6.06

(1)	Short-term is defined as adjustable-rate loans and MBS that reprice within one year or less.
(2)	Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.
(3)
At December 31, 2006, September 30, 2006, and December 31, 2005, the adjustable-rate loans with lifetime caps were $169.60 billion, $190.36 billion, and $184.87 billion with a lifetime weighted average cap rate of 12.29%, 12.13% and 12.25%.

(4)	Excludes credit card and student loans.
(5)	Includes only those securities designated as available-for-sale. Excludes principal-only strips and interest-only strips.
(6)
At December 31, 2006, September 30, 2006 and December 31, 2005, the par value of adjustable-rate MBS with lifetime caps were $8.17 billion, $13.20 billion and $12.46 billion with a lifetime weighted average cap rate of 10.54%, 10.41% and 10.31%.

	Sept. 30, 2006	Dec. 31, 2005
	to Dec. 31, 2006	to Dec. 31, 2006
Rollforward of Loans Held for Sale
Balance, beginning of period	$23,720	$33,582
Mortgage loans originated, purchased and transferred from held in portfolio	47,091	138,620
Mortgage loans transferred to held in portfolio	(1,156)	(3,918)
Mortgage loans sold and other(1)	(24,599)	(122,905)
Net change in consumer loans held for sale	(86)	(409)
Balance, end of period	$44,970	$44,970

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$141,185	$135,290
Loans originated, purchased and transferred from held for sale	6,990	45,204
Loan payments, transferred to held for sale and other	(29,971)	(62,290)
Balance, end of period	$118,204	$118,204

(1)	The unpaid principal balance ("UPB") of home loans sold was $26.34 billion for the three months ended December 31, 2006 and $122.91 billion for the twelve months ended December 31, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
					Pro Forma Results Assuming Retrospective Application of SFAS No. 156
Detail of Revenue from Sales and Servicing of Home Mortgage Loans(1)	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(2):
Gain from home mortgage loans and originated mortgage-backed securities	$64	$206	$190	$166	$218
Revaluation gain (loss) from derivatives economically hedging loans held for sale	91	(87)	61	43	20
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	155	119	251	209	238
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(3)	497	525	586	572	544
Change in MSR fair value due to payments on loans and other(1)	(375)	(410)	(460)	(409)	(483)
Net mortgage loan servicing revenue	122	115	126	163	61
Change in MSR fair value due to valuation inputs or assumptions(1)	(80)	(469)	435	413	805
Revaluation gain (loss) from derivatives economically hedging MSR(1)	(33)	353	(433)	(522)	(654)
Adjustment to MSR fair value for MSR sale	-	-	(157)	-	-
Home mortgage loan servicing revenue (expense), net of MSR valuation
changes and derivative risk management instruments	9	(1)	(29)	54	212
Total revenue from sales and servicing of home mortgage loans	$164	$118	$222	$263	450
Reconciliation from pro forma to GAAP results(1):
Deduct: Increase in MSR fair value not recorded due to lower of cost or fair value accounting					(39)
Other					7
Total GAAP revenue from sales and servicing of home mortgage loans					$418

	Year Ended

		Pro Forma Results Assuming Retrospective Application of SFAS No. 156
Detail of Revenue from Sales and Servicing of Home Mortgage Loans(1)	Dec. 31,	Dec. 31,
	2006	2005
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(2):
Gain from home mortgage loans and originated mortgage-backed securities	$626	$873
Revaluation gain from derivatives economically hedging loans held for sale	109	76
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	735	949
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(3)	2,181	2,110
Change in MSR fair value due to payments on loans and other(1)	(1,654)	(1,729)
Net mortgage loan servicing revenue	527	381
Change in MSR fair value due to valuation inputs or assumptions(1)	299	1,538
Revaluation loss from derivatives economically hedging MSR(1)	(636)	(814)
Adjustment to MSR fair value for MSR sale	(157)	-
Home mortgage loan servicing revenue, net of MSR valuation
changes and derivative risk management instruments	33	1,105
Total revenue from sales and servicing of home mortgage loans	$768	2,054
Reconciliation from pro forma to GAAP results(1):
Deduct: Increase in MSR fair value not recorded due to lower of cost or fair value accounting		(57)
Other		20
Total GAAP revenue from sales and servicing of home mortgage loans		$2,017

(1)
The results for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and the year ended December 31, 2006 reflect the adoption of the fair value measurement method of accounting for mortgage servicing rights ("MSR") permitted by Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets, an amendment to FASB Statement No. 140. The Company adopted Statement No. 156 effective January 1, 2006, and the retrospective application of this Statement to prior periods is not permitted. Management believes that due to the significant differences between the fair value measurement method and the amortization method of accounting for MSR, comparative information prepared on a similar basis of accounting is valuable to users of this financial information. The information for 2005 is a non-GAAP measure, and incorporates the following assumptions: 1) the fair value measurement method of accounting for MSR was in effect during 2005, 2) MSR are initially capitalized at fair value instead of allocated book value, and 3) the change in value of available-for-sale securities that were on the balance sheet at December 31, 2005 and designated as MSR risk management instruments are reported as revaluation gain (loss) on trading securities.  A reconciliation  of the non-GAAP amounts to the previously disclosed GAAP results has been provided.

(2)	Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.
(3)	Includes late charges and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors compared to what is collected from the borrowers upon payoff).

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended

					Pro Forma Results Assuming Retrospective Application of SFAS No. 156
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
MSR Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions(2)	$(80)	$(469)	$435	$413	$805
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	(33)	353	(433)	(522)	(654)
Revaluation gain (loss) from certain trading securities(2)	(5)	39	(47)	(42)	(165)
Loss from certain available-for-sale securities	-	(1)	-	-	-
Total gain (loss) on MSR risk management instruments	(38)	391	(480)	(564)	(819)
Total MSR risk management	$(118)	$(78)	$(45)	$(151)	$(14)
Reconciliation from pro forma to GAAP results(2):
Revaluation loss from certain trading securities					$(165)
Add back: Decrease in value of trading securities assumed transferred
from the available-for-sale securities portfolio					8
Total GAAP impact of MSR risk management trading securities					$(157)

	Year Ended

		Pro Forma Results Assuming Retrospective Application of SFAS No. 156
	Dec. 31,	Dec. 31,
	2006	2005
MSR Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions(2)	$299	$1,538
Gain (loss) on MSR risk management instruments:
Revaluation loss from derivatives	(636)	(814)
Revaluation loss from certain trading securities(2)	(55)	(233)
Loss from certain available-for-sale securities	(1)	(18)
Total loss on MSR risk management instruments	(692)	(1,065)
Total MSR risk management	$(393)	$473
Reconciliation from pro forma to GAAP results(2):
Revaluation loss from certain trading securities		$(233)
Add back: Decrease in value of trading securities assumed transferred		10
from the available-for-sale securities portfolio
Total GAAP impact of MSR risk management trading securities		$(223)

(1)	Excludes $157 million downward adjustment to MSR fair value recognized in the quarter ended June 30, 2006.
(2)	Refer to footnote (1) on table WM-15.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,		Dec. 31,
	2006	2006	2006	2006		2005
Rollforward of Mortgage Servicing Rights(1)(2)
Balance, beginning of period	$6,288	$9,162	$8,736	$8,041		$7,042
Home loans:
Additions	357	533	607	633		703
Change in MSR fair value due to payments on loans and other	(375)	(410)	(460)	(409)		-
Change in MSR fair value due to valuation inputs or
assumptions	(80)	(469)	435	413		-
Adjustment to MSR fair value for MSR sale	-	-	(157)	-		-
Fair value basis adjustment(3)	-	-	-	57		-
Amortization	-	-	-	-		(482)
Impairment reversal	-	-	-	-		353
Statement No. 133 MSR accounting valuation adjustments	-	-	-	-		419
Sale of MSR	1	(2,527)	-	-		-
Net change in commercial real estate MSR	2	(1)	1	1		6
Balance, end of period	$6,193	$6,288	$9,162	$8,736		$8,041
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$-	$-	$-	$914		$1,312
Impairment reversal	-	-	-	-		(353)
Other-than-temporary impairment	-	-	-	-		(43)
Other	-	-	-	(914	)(3)	(2)
Balance, end of period	$-	$-	$-	$-		$914
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$439,208	$570,352	$569,501	$563,208		$547,578
Home loans:
Additions	25,833	29,899	30,949	35,026		51,642
Sale of servicing	-	(141,842)	(9)	-		-
Loan payments and other	(20,744)	(19,288)	(30,368)	(29,063)		(37,245)
Net change in commercial real estate loans	399	87	279	330		1,233
Balance, end of period	$444,696	$439,208	$570,352	$569,501		$563,208

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Total Servicing Portfolio
Mortgage loans serviced for others	$444,696	$439,208	$570,352	$569,501	$563,208
Consumer loans serviced for others	12,415	13,112	12,644	12,194	11,421
Servicing on retained MBS without MSR	1,140	1,199	1,262	1,334	1,404
Servicing on owned loans	251,766	245,925	247,489	245,469	242,114
Subservicing portfolio	84,797	137,089	552	588	926
Total servicing portfolio	$794,814	$836,533	$832,299	$829,086	$819,073

	December 31, 2006
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
Mortgage Loans Serviced for Others by Loan Type		annualized)
Agency	240,429	31
Private	169,315	52
Specialty home loans	34,952	50
Total mortgage loans serviced for others(4)	$444,696	41

(1)	Net of valuation allowance for the quarter ended December 31, 2005.
(2)	MSR as a percentage of mortgage loans serviced for others was 1.39%, 1.43%, 1.61%, 1.53%, and 1.43% at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005.
(3)
The Company adopted Statement No. 156, Accounting for Servicing of Financial Assets, on January 1, 2006, and elected to measure mortgage servicing assets at fair value. In accordance with this Statement, this new accounting principle has been applied prospectively to all new and existing mortgage servicing assets. Upon adoption of the fair value election, the valuation allowance was written off against the recorded value of the MSR, and the $57 million difference between the net carrying value and fair value was recorded as an increase to the basis of the Company's mortgage servicing rights.

(4)	Weighted average coupon rate was 6.28% at December 31, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,550	$1,663	$1,642	$1,695	$1,264
Allowance transferred to loans held for sale	(158)	(125)	(87)	(30)	(241)
Allowance acquired through business combinations	30	-	-	-	592
Provision for loan and lease losses	344	166	224	82	217
	1,766	1,704	1,779	1,747	1,832
Loans charged off:
Loans secured by real estate:
Home loans	(16)	(12)	(11)	(12)	(6)
Specialty mortgage finance(1)	(52)	(47)	(21)	(20)	(15)
Home equity loans and lines of credit	(13)	(8)	(6)	(4)	(6)
Home construction(2)	(4)	(3)	-	-	-
Other real estate	(1)	(2)	-	(3)	(1)
Total loans secured by real estate	(86)	(72)	(38)	(39)	(28)
Consumer:
Credit card	(68)	(98)	(94)	(63)	(138)
Other	(3)	(3)	(6)	(7)	(8)
Commercial	(9)	(6)	(4)	(8)	(16)
Total loans charged off	(166)	(179)	(142)	(117)	(190)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home loans	-	-	1	-	-
Specialty mortgage finance(1)	4	-	1	1	1
Home equity loans and lines of credit	2	2	3	1	7
Multi-family	-	-	1	-	-
Other real estate	-	-	1	1	-
Total loans secured by real estate	6	2	7	3	8
Consumer:
Credit card	18	16	15	4	40
Other	3	4	3	4	3
Commercial	3	3	1	1	2
Total recoveries of loans previously charged off	30	25	26	12	53
Net charge-offs	(136)	(154)	(116)	(105)	(137)
Balance, end of quarter	$1,630	$1,550	$1,663	$1,642	$1,695

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	0.23%	0.26%	0.19%	0.18%	0.24%
Allowance as a percentage of total loans held in portfolio	0.72	0.64	0.68	0.68	0.74

______________________________
(1)	Represents home loans purchased from dedicated subprime lenders and all loans originated by Long Beach Mortgage and held in its investment portfolio.
(2)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1)(2):
Loans secured by real estate:
Home loans	$640	$568	$512	$490	$565
Specialty mortgage finance(3)	1,273	1,120	1,092	1,013	873
Home equity loans and lines of credit	241	163	103	91	87
Home construction(4)	27	35	31	15	10
Multi-family	46	31	19	21	25
Other real estate	51	53	56	69	70
Total nonaccrual loans secured by real estate	2,278	1,970	1,813	1,699	1,630
Consumer	1	1	1	6	8
Commercial	16	16	16	26	48
Total nonaccrual loans held in portfolio	2,295	1,987	1,830	1,731	1,686
Foreclosed assets(5)	480	405	330	309	276
Total nonperforming assets	$2,775	$2,392	$2,160	$2,040	$1,962
As a percentage of total assets	0.80%	0.69%	0.62%	0.59%	0.57%
Restructured loans	$18	$19	$20	$21	$22
Total nonperforming assets and restructured loans	$2,793	$2,411	$2,180	$2,061	$1,984

(1)
Nonaccrual loans held for sale, which are excluded from the nonaccrual balances presented above, were $185 million, $129 million, $122 million, $201 million, and $245 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005. Loans held for sale are accounted for at lower of aggregate cost or fair value, with valuation changes included as adjustments to noninterest income.

(2)
Credit card loans are exempt under regulatory rules from being classified as nonaccrual because they are charged off when they are determined to be uncollectible, or by the end of the month in which the account becomes 180 days past due.

(3)	Represents home loans purchased from dedicated subprime lenders and all loans originated by Long Beach Mortgage and held in its investment portfolio.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)
Foreclosed real estate securing Government National Mortgage Association (“GNMA”) loans of $99 million, $129 million, $142 million, $167 million, and $79 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005 have been excluded. These assets are fully collectible as the corresponding GNMA loans are insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veteran’s Affairs (“VA”).